Exhibit 10.10.2
Certain confidential information contained in this document, marked by [***], has been omitted because it is not material and would be competitively harmful if publicly disclosed.

AMENDMENT NO. 3
TO
CAPACITY PURCHASE AGREEMENT
This Amendment No. 3 to Capacity Purchase Agreement (this “Amendment”) is dated and effective as of November 10, 2023 (the “Amendment No. 3 Effective Date”) by and between American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, “American”) and Air Wisconsin Airlines LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Contractor”).
WHEREAS, on August 19, 2022, American entered into that certain Capacity Purchase Agreement with Contractor (as amended, modified and supplemented from time to time, the “Capacity Purchase Agreement”) to establish the terms by which Contractor will provide regional airline services utilizing certain Covered Aircraft on behalf of American;
WHEREAS, pursuant to Section 14.03 of the Capacity Purchase Agreement, the Agreement may be amended by a written agreement signed by both Parties;
WHEREAS, Contractor and American wish to further amend the Capacity Purchase Agreement pursuant to the terms and conditions of this Amendment; and
WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Capacity Purchase Agreement.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree to the following with respect to the Capacity Purchase Agreement:
1.The chart set forth on Schedule 1 of the Capacity Purchase Agreement (Covered Aircraft) is hereby deleted in its entirety and replaced with Schedule 1 attached to this Amendment.
2.A new Section I(U) of Schedule 3 of the Capacity Purchase Agreement (Pass Through Costs) is hereby added as follows and the remainder of Section I of Schedule 3 is hereby renumbered accordingly:
[***]

3.Section I(A) of Schedule 5 of the Capacity Purchase Agreement (Primary Drivers) is hereby amended by adding a new penultimate sentence to read as follows:
The Base Compensation payable with respect to Maintenance/Ferry Flights in any calendar month shall not exceed the sum of (x) [***] and (y) [***].

4.Item 3 in Section I(B) of Schedule 5 of the Capacity Purchase Agreement (Invoicing and Payment of Base Compensation) is hereby deleted and replaced with the following:
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3. [***] of the Invoiced Amount, by electronic transfer of funds to a bank account designated by Contractor, on or before the twenty-fifth (25th) day of the month (or if such day is not a Business Day, the next Business Day) to which the invoice relates.
5.Effective as of October 11, 2023, the chart set forth in Section II of Schedule 5 of the Capacity Purchase Agreement (Compensation and Bonuses and Rebates) is hereby deleted in its entirety and replaced with the following:

[***]

6.The following is added to the end of the first paragraph of Section IV of Schedule 5 of the Capacity Purchase Agreement (Bonuses and Rebates):

[***]

7.Section VI of Schedule 5 of the Capacity Purchase Agreement (Compensation and Bonuses and Rebates) is hereby deleted and replaced with the following:
VI. 2023 Captain Bonus Payment. [***]
8.The definition of “Maintenance/Ferry Flights” on Exhibit A of the Capacity Purchase Agreement shall be amended by deleting the last sentence thereof.
9.Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by American and Contractor. Each of American and Contractor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of American or Contractor under the Capacity Purchase Agreement. Each reference in the Capacity Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Capacity Purchase Agreement or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement to the “Capacity Purchase Agreement”, shall mean and be a reference to the Capacity Purchase Agreement as amended by this Amendment.
10.THIS AMENDMENT, THE CAPACITY PURCHASE AGREEMENT, THE OTHER RELATED AGREEMENTS AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH WHEN TAKEN TOGETHER REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

    IN WITNESS WHEREOF, American and Contractor have entered this Amendment effective as of the Amendment No. 3 Effective Date.

AMERICAN AIRLINES, INC.
By:	\s\ Heather Garboden
	Name:	Heather Garboden
	Title:	Senior Vice President, American Eagle & Cargo

AIR WISCONSIN AIRLINES LLC
By:	\s\ Liam Mackay
	Name:	Liam MacKay
	Title:	Chief Financial Officer

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 1
Covered Aircraft
No.	Make/Model	Tail Number	Build Year	Implementation Date	Aircraft Term
	CRJ-200	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.